UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2011

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Applied Plaza, Cleveland, Ohio 44115

(Address of Principal Executive Officers) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 426-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 9, 2011, the Executive Organization & Compensation Committee (the “Committee”) of the Board of Directors of Applied Industrial Technologies, Inc. (“Applied”), adopted the 2012 Management Incentive Plan and the 2012 Executive Management Incentive Plan, and issued long-term incentive awards to the executive officers pursuant to, and consistent with the terms of, Applied’s 2007 Long-Term Performance Plan.

(1) 2012 Management Incentive Plan.

The Committee adopted the fiscal 2012 Management Incentive Plan (the “MIP”), a program for rewarding executive officers (other than the Chief Executive Officer and the Chief Operating Officer) for achieving annual goals. The size of the incentive payments depends on the level of performance achieved relative to net income goals set by the Committee. MIP payments can range from 0% to 200% (for outstanding achievement) of the target incentive values established for the participants. A copy of the updated MIP General Terms is attached as Exhibit 10.01 to this Form.

(2) 2012 Executive Management Incentive Plan.

The Committee adopted the fiscal 2012 Executive Management Incentive Plan (the “EMIP”), a program for rewarding the Chief Operating Officer, and such other participants who may be designated by the Committee, for achieving annual goals. The size of the incentive payments depends on the level of performance achieved relative to net income goals set by the Committee. EMIP payments can range from 0% to 200% (for outstanding achievement) of the target incentive values established for the participants. A copy of the EMIP General Terms is attached as Exhibit 10.02 to this Form.

(3) Long-Term Incentive Awards.

The Committee made the following long-term incentive awards to the executive officers:

a.	Stock Appreciation Rights. A copy of updated Stock Appreciation Rights Award Terms and Conditions is attached as Exhibit 10.03 to this Form.

b.	Restricted Stock Units. A copy of updated Restricted Stock Units Terms and Conditions is attached as Exhibit 10.04 to this Form.

c.	Performance Shares. A copy of updated Performance Shares Terms and Conditions is attached as Exhibit 10.05 to this Form.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

	10.01	Management Incentive Plan General Terms

	10.02	Executive Management Incentive Plan General Terms

	10.03	Stock Appreciation Rights Award Terms and Conditions

	10.04	Restricted Stock Units Terms and Conditions

	10.05	Performance Shares Terms and Conditions

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC. (Registrant)

By:	/s/ Fred D. Bauer
Fred D. Bauer
Vice President-General Counsel
& Secretary

Date: August 12, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.01	Management Incentive Plan General Terms

10.02	Executive Management Incentive Plan General Terms

10.03	Stock Appreciation Rights Award Terms and Conditions

10.04	Restricted Stock Units Terms and Conditions

10.05	Performance Shares Terms and Conditions